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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Fresh Choice, Inc. on Form S-8 of our report dated February 12, 1998 appearing in the Annual Report on Form 10-K of Fresh Choice, Inc. for the year ended December 28, 1997.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

San Jose, California
October 15, 1998